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Exhibit 10.32

STOCK TRANSFER RESTRICTION AGREEMENT

        This Stock Transfer Restriction Agreement (as amended from time to time pursuant to the terms hereof, this "Agreement"), is made and entered into as of February 10, 2006, by and among Merrill Corporation, a Minnesota corporation ("Merrill"), and each of the undersigned individuals who are also officers of Merrill (each an "Officer/Shareholder" and collectively, the "Officer/Shareholders") of Merrill.

        A.    Merrill is in the process of preparing to file with the SEC a registration statement in connection with a proposed initial public offering of Merrill's Common Stock (the "Merrill IPO"), which transaction Merrill believes to be in the company's best interests.

        B.    Each Officer/Shareholder currently owns, or may upon the completion of the Merrill IPO own, shares of Common Stock of Merrill and/or options to purchase shares of Common Stock of Merrill, and believes that the Merrill IPO would also be in his or her best interest.

        C.    Merrill believes that it is necessary for the successful completion of the Merrill IPO that the Officer/Shareholders agree not to sell any of their Shares in the Merrill IPO and agree to certain additional restrictions on the sale of their Shares after completion of the offering.

        D.    Certain of the Shares held by certain of the Officer/Shareholders were acquired pursuant to the terms of the Direct Investment Plan (as defined below) and related Participation Agreements (as defined below) and were purchased, in part, with the proceeds of Purchase Loans (as defined below) from Merrill, which Purchase Loans (i) are secured by certain of the Shares and (ii) by their terms must be repaid within 120 days of the completion of the Merrill IPO.

        E.    Each of the Officer/Shareholders is a party (or would become a party upon exercise of his or her outstanding stock options) to the Investors' Agreement which provides, among other things, that each such Officer/Shareholder who is a party to the Investors' Agreement has certain piggyback registration rights in connection with certain public offerings by Merrill, including the Merrill IPO.

        F.     Each of the Officer/Shareholders desires to take certain necessary and appropriate actions in furtherance of the Merrill IPO, including (i) paying any and all outstanding amounts owed by such Officer/Shareholder to Merrill under any Purchase Loans held by such Officer/Shareholder; (ii) executing an amended and restated Investors' Agreement which, among other things, provides that piggyback registration rights will be unavailable to the Officer/Shareholder and others in connection with the Merrill IPO; (iii) executing a customary lock-up agreement with the underwriters in connection with the Merrill IPO; (iv) not requesting the inclusion of any Shares held by the Officer/Shareholder in the IPO Registration Statement to be filed by Merrill in connection with the Merrill IPO; and (v) executing this Agreement and becoming subject to the Transfer Restrictions and other terms and provisions set forth herein, and Merrill is willing to pay each of the Officer/Shareholders that currently has an outstanding Purchase Loan a cash bonus in an amount necessary to permit such Officer/Shareholder to pay any and all amounts owing under such Purchase Loan.

        Accordingly, and intending to be legally bound, the parties hereto hereby agree as follows:

        1.    Certain Definitions.    In addition to the capitalized terms otherwise defined herein, the following additional capitalized terms will have the meanings set forth below, unless the context clearly otherwise requires:

          (a)   "Beneficially Own," "Beneficial Owner" or "Beneficial Ownership" with respect to any securities means having voting power or investment power with respect to such securities (as determined pursuant to Rule 13d-3(a) under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

          (b)   "Coinvestment Shareholder" means an Officer/Shareholder who has a Purchase Loan outstanding as of the date of this Agreement.

          (c)   "Common Stock" means the class B common stock, par value $0.01 per share, of Merrill, and any capital stock into which such common stock may be converted or exchanged, including without limitation pursuant to that certain plan of recapitalization contemplated to be completed in connection with the Merrill IPO.

          (d)   "Direct Investment Plan" means the Merrill Corporation Direct Investment Plan, as amended from time to time, and with respect to Rick Atterbury, the terms and conditions of any Participation Agreement or other agreement to which he is a party that contain terms and conditions similar to the Direct Investment Plan.

          (e)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (f)    "Investors' Agreement" means the Investors' Agreement, dated November 23, 1999, by and among Merrill and its shareholders, as amended, and as further amended from time to time, including without limitation as contemplated to be amended pursuant to Section 3 of this Agreement.

          (g)   "IPO Registration Statement" means the registration statement intended to be filed by Merrill with the SEC in connection with the Merrill IPO.

          (h)   "Participation Agreement" means the participation agreement, as amended, or other agreement between Merrill and each Officer/Shareholder entered into under the Direct Investment Plan or otherwise pursuant to which the Shares were issued to such Officer/Shareholder.

          (i)    "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          (j)    "Purchase Loan" means a loan made to an Officer/Shareholder pursuant to the Direct Investment Plan to fund the purchase of Shares pursuant to such plan.

          (k)   "SEC" means the Securities and Exchange Commission.

          (l)    "Securities Act" means the Securities Act of 1933, as amended.

          (m)  "Shares" means (i) all shares of Common Stock purchased by the Officer/Shareholder pursuant to the Direct Investment Plan and owned by such Officer/Shareholder as of the date of the effectiveness of the IPO Registration Statement; (ii) all shares of Common Stock otherwise held by the Officer/Shareholder as of the date of the effectiveness of the IPO Registration Statement; (iii) all shares of Common Stock acquired by the Officer/Shareholder after the date of this Agreement upon the exercise of options outstanding as of the date of the effectiveness of the IPO Registration Statement; and (iv) all securities issued or exchanged with respect to any such shares upon any reclassification, recapitalization, reorganization, merger, consolidation, spin-off, stock split, combination, stock or other dividend or any other change in Merrill's capital structure. For the avoidance of doubt, the term "Shares" does not include any shares of Common Stock acquired by an Officer/Shareholder in the open market or otherwise upon the exercise of options or other equity incentive awards granted after the date of the effectiveness of the IPO Registration Statement.

          (n)   "Transfer" means, with respect to any security, any sale, transfer, pledge, grant, hypothecation or other disposition of such security, whether direct or indirect, whether or not for value, and includes any disposition of the economic or other risks of ownership of Shares, including short sales of securities of Merrill, option transactions (whether physical or cash settled) with respect to securities of Merrill, use of equity or other derivative financial instruments relating to securities of Merrill and other hedging arrangements with respect to securities of Merrill.

        2.    Payment of Bonus; Requirement to Repay Purchase Loans.

          (a)    Bonus.    Merrill agrees to pay to each Coinvestment Shareholder, subject to applicable income and payroll withholding taxes as described in Section 2(c), on a date determined by Merrill prior to the initial filing of the IPO Registration Statement with the SEC (the "Repayment Date"), a one-time cash bonus (the "Bonus") in an amount equal to the sum of (i) any and all outstanding amounts owing by such Coinvestment Shareholder under the Purchase Loan as of the Repayment Date, including without limitation any and all outstanding principal and accrued and unpaid interest thereon (the "Loan Repayment Amount"), plus (ii) an additional amount (the "Tax Gross-Up Amount") to provide the Coinvestment Shareholder with sufficient funds to pay all applicable income taxes on the Loan Repayment Amount and the Tax Gross-Up Amount, using an estimated tax rate and formula as described in Section 2(c); provided, however, that in order to receive the Bonus the Coinvestment Shareholder must be employed by Merrill or any subsidiary thereof as of the Repayment Date and must not on the Repayment Date be in breach of the Direct Investment Plan, the Participation Agreement or any other agreement between Merrill and the Coinvestment Shareholder. If the IPO Registration Statement is not initially filed with the SEC on or before July 1, 2006, then the Coinvestment Shareholder will return the Bonus, without interest, to Merrill and such Bonus (less any amounts withheld pursuant to Section 2(c)) will deemed to be rescinded and cancelled.

          (b)    Requirement to Repay Purchase Loans.    Each Coinvestment Shareholder hereby agrees to repay, on the Repayment Date, the Loan Repayment Amount. If the IPO Registration Statement is not initially filed with the SEC on or before July 1, 2006, then such repayment will be rescinded and cancelled, Merrill will return the Loan

  Repayment Amount to the Coinvestment Shareholder and the Purchase Loan (and any related pledge of the Shares) will be reinstated on the terms in effect immediately prior to such repayment (including those related to the non-recourse nature of the Purchase Loan). From and after the time that the IPO Registration Statement is initially filed in connection with the IPO, Merrill will have no right to cancel the repayment of any Purchase Loans pursuant to this Section 2.

          (c)    Calculation of Tax Gross-Up Payment; Withholding.    In order to calculate the Tax Gross-Up Amount, each Coinvestment Shareholder's income tax rate will be deemed to be forty-five percent (45%), irrespective of any Coinvestment Shareholder's actual liability for income taxes and the amount of the Tax Gross-Up Amount for each Coinvestment Shareholder will be computed as the Loan Repayment Amount divided by .55, less the Loan Repayment Amount. For example, if the Loan Repayment Amount for a Coinvestment Shareholder was $100,000, then the Tax Gross-Up Amount would be $81,818 (($100,000 ÷ .55) - $100,000). Merrill is hereby authorized to withhold from the Bonus all required income and payroll tax withholding applicable to the inclusion of such amount in the Coinvestment Shareholder's wages for the taxable period in which the Bonus is received. If the IPO Registration Statement is not initially filed with the SEC on or before July 1, 2006 and the Bonus and repayment of the Purchase Loan are rescinded and cancelled, then the Coinvestment Shareholder will cooperate with Merrill in recovering and returning to Merrill any amounts withheld in connection with the Bonus and, if requested by Merrill, will pay to Merrill an amount equal to any such withholding amounts in connection with any portion of the Bonus not returned to Merrill.

        3.    Amendment of Investors' Agreement.    The Officer/Shareholder hereby agrees to the terms and conditions of the amended and restated Investors' Agreement, a copy of which is attached as Exhibit A to this Agreement, and simultaneously with the execution of this Agreement has executed and delivered to Merrill a counterpart signature page to the amended and restated Investors' Agreement.

        4.    No Participation in Merrill IPO.    The Officer/Shareholder hereby understands, acknowledges and agrees that none of the Shares held by the Officer/Shareholder will be included for resale in the IPO Registration Statement and agrees not to request the inclusion of any such Shares in the IPO Registration Statement.

        5.    Merrill IPO Lock-Up Agreement.    The Officer/Shareholder hereby agrees to the terms and conditions of the 180-day lock-up agreement with the underwriters (the "180-Day Lock-Up Agreement") in the Merrill IPO, a copy of which is attached as Exhibit B to this Agreement, and simultaneously with the execution of this Agreement has executed and delivered to the underwriters a counterpart signature page to such lock-up agreement.

        6.    Extended Lock-Up Agreement and Restrictions on Transfer.    In addition to the restrictions pursuant to the 180-Day Lock-Up Agreement, each Officer/Shareholder hereby agrees not to Transfer any Shares (the "Transfer Restrictions"), except as permitted by the terms of this Agreement or as otherwise permitted by the Board of Directors of Merrill.

          (a)    Permitted Transfers to Transferees Agreeing to Restrictions.    Notwithstanding the first sentence of Section 6 of this Agreement, this Agreement will not prohibit a Transfer of Shares by an Officer/Shareholder (i) as a bona fide gift, (ii) to any family member, trust or other Person in a transaction that is principally for estate planning purposes or (iii) to any beneficiary, executor, trust, legal guardian or legal representative upon the death or disability of the Officer/Shareholder; provided that, prior to any such Transfer pursuant to clauses (i), (ii) or (iii) the transferee must (x) execute a counterpart signature page to this Agreement and (y) agree in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement, including any and all restrictions to which the Officer/Shareholder transferring the Shares is subject.

          (b)    Non-Registered Sales.    Notwithstanding the first sentence of Section 6 of this Agreement, this Agreement will not prohibit a transfer of Shares by an Officer/Shareholder if (x) the Transfer Restrictions have terminated pursuant to clause (b)(i) below and (y) the Shares are sold pursuant to the terms of clause (b)(ii) below:

              (i)    Termination of Transfer Restrictions.    The Transfer Restrictions will terminate with respect to 25% of the Shares (on a cumulative basis) held by each Officer/Shareholder on the first four anniversaries of the closing date of the Merrill IPO; provided, however, that if (1) during the 17 days prior to each of the first, second, third or fourth anniversaries of the closing of the Merrill IPO, (A) Merrill releases earnings results or (B) material news or a material event relating to Merrill occurs, or (2) at any time, Merrill announces that it will release earnings results during the 16-day periods following each of the first, second, third or fourth anniversaries of the closing of the Merrill IPO, then in each case the Transfer Restrictions that would otherwise have terminated as of such anniversary will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to Merrill, as the case may be.

             (ii)    Sales Pursuant to 10b5-1 Plan.    Notwithstanding the termination of any Transfer Restrictions pursuant to Section 6(b)(i) of this Agreement, each Officer/Shareholder agrees during the term of this Agreement to sell Shares only pursuant to a trading plan established pursuant to and that meets the requirements of Rule 10b5-1 under the Exchange Act (a "10b5-1 Plan"). A 10b5-1 Plan must be entered into by the Officer/Shareholder with a trust officer and/or broker selected by the Officer/Shareholder and reasonably satisfactory to Merrill. The terms and conditions of any such 10b5-1 Plan must be reasonably acceptable to Merrill and may only include provisions customarily included in such plans. The Officer/Shareholder will not establish a 10b5-1 Plan at any time he or she is in possession of material non-public information regarding Merrill or Merrill is in a "black out" period for trading purposes under its insider trading policy. The Officer/Shareholder agrees to cause the trust officer and/or broker administering the 10b5-1 plan to submit a monthly report to Merrill, which will include the number of Shares sold during the previous calendar month and the number of remaining Shares held by the Officer/Shareholder.

          (c)    Compliance with Applicable Securities Laws and Insider Trading Policy.    The Officer/Shareholder agrees that any sale of Shares by the Officer/Shareholder pursuant to this Agreement or otherwise must be in compliance with all applicable federal and state securities laws, including without limitation the provisions of Rule 144 of the Securities Act and Section 16 of the Exchange Act, and the terms of any insider trading policy to which the Officer/Shareholder may be subject. Without limiting the generality of the foregoing, the Officer/Shareholder agrees that he or she will not make any sales of Shares while in possession of material non-public information concerning Merrill.

          (d)    Share Sales by Former Employees.    The Transfer Restrictions and other provisions of this Section 6 will continue to apply to an Officer/Shareholder after any termination of the employment of such Officer/Shareholder with Merrill and any subsidiary, except that after all of the Transfer Restrictions lapse pursuant to Section 6(b)(i) sales of Shares by an Officer/Shareholder whose employment with Merrill and all subsidiaries has terminated need not be made pursuant to a Rule 10b5-1 Plan (but still must be made subject to Section 6(c) above). From and after the lapse of all of the Transfer Restrictions lapse pursuant to Section 6(b)(i), each Officer/Shareholder agrees to submit a monthly report to Merrill, which will include the number of Shares sold by the Officer/Shareholder during the previous calendar month and the number of remaining Shares held by the Officer/Shareholder.

        7.    Representations and Warranties of Officer/Shareholders.    Each Officer/Shareholder hereby represents and warrants to Merrill as follows:

          (a)    Ownership.    Except as noted on the appropriate signature page of this Agreement, the Officer/Shareholder is the record owner and Beneficial Owner of the Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than in connection with the Purchase Loan.

          (b)    Power; Binding Agreement.    The Officer/Shareholder has the legal capacity, power and authority to enter into and perform all of his or her obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Officer/Shareholder and constitutes a valid and binding agreement of the Officer/Shareholder, enforceable against the Officer/Shareholder in accordance with its terms.

          (c)    No Conflicts.    The execution, delivery and performance of the terms of this Agreement by the Officer/Shareholder will not (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, any agreement of any kind to which the Officer/Shareholder is a party or by which the Officer/Shareholder or the Shares may be bound, (ii) require any consent, authorization or approval of any person or entity or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Officer/Shareholder or any of the Shares.

          (d)    No Encumbrances.    At all times during the term hereof, all of the Shares held of record or Beneficially Owned by the Officer/Shareholder will be held by the Officer/Shareholder free and clear of all liens, claims, security interests, proxies (except any proxy granted to Merrill or its designees), voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

        8.    Restrictive Legends.

          (a)   Each certificate representing Shares will be endorsed with legends in substantially the following form:

              (i)  THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A CERTAIN STOCK TRANSFER RESTRICTION AGREEMENT BY AND AMONG MERRILL CORPORATION AND CERTAIN OF ITS SHAREHOLDERS, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF MERRILL CORPORATION.

             (ii)  Any other legends required by applicable securities laws.

          (b)   Any legend endorsed on a certificate pursuant to Section 8(a)(i) will be removed and the Merrill will issue a certificate without such legend to the holder of such Shares, if the Transfer of the Shares is no longer subject to any restrictions under Section 6 of this Agreement (other than those pursuant to Section 6(c)).

        9.    Miscellaneous.

          (a)    Termination Upon Certain Events.    If the IPO Registration Statement is not initially filed by Merrill with the SEC on or before July 1, 2006, this Agreement will terminate and be of no further force or effect. Notwithstanding any other provision in this Agreement, the Board of Directors of Merrill has the right in its sole discretion to terminate this Agreement in its entirety at any time without the consent of any Officer/Shareholder party hereto; provided, however, that from and after the time that the IPO Registration Statement is initially filed, Merrill will have no right to revoke the repayment of the Purchase Loan or otherwise terminate the provisions of Section 2 of this Agreement.

          (b)    Legal Restrictions on Transfer.    The restrictions on transfer of Shares by Officer/Shareholders contained in this Agreement are cumulative and in addition to any restrictions provided by applicable securities or other laws or other agreements restricting the transfer of Shares the Officer/Shareholder may have entered into.

          (c)    Amendments, Modifications and Waivers.    No amendment, modification or waiver in respect of this Agreement will be effective against any party unless it is in writing and signed by Merrill and any Officer/Shareholder who is adversely affected by any such amendment, modification or waiver.

          (d)    Entire Agreement.    This Agreement constitutes the entire agreement among the parties to this Agreement with respect to the subject matter of this Agreement (other than the Investors' Agreement) and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof (other than the Investors' Agreement). Notwithstanding any provision of this Agreement, unless and until the amended and restated Investors' Agreement becomes effective pursuant to Section 4.01 of that agreement each Officer/Shareholder who is a party to the Investors' Agreement will continue to enjoy the benefits and remain subject to the duties and obligations as a party to the Investors' Agreement, as in effect as of the date hereof, including without limitation the provisions contained in Article 4 of that agreement prior to its amendment and restatement.

          (e)    Governing Law.    This Agreement will be governed by and construed in accordance with the laws of the State of Minnesota, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each party hereto irrevocably consents that any legal action or proceeding against it occurring under, relating to or in connection with this Agreement or any other agreement, document or instrument arising out of or executed in connection with this Agreement may be brought only in a court of the State of Minnesota or in the United States District Court for the District of Minnesota. Each party hereby expressly and irrevocably waives any claim or defense in any action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

          (f)    Specific Performance; Injunctive Relief.    The Officer/Shareholder acknowledges that Merrill would be irreparably harmed and that there is no adequate remedy at law for a violation of any of the covenants or agreements of the Officer/Shareholder set forth in this Agreement. Therefore, the Officer/Shareholder hereby agrees that, in addition to any other remedies that may be available to Merrill, as applicable upon any such violation, Merrill will have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

          (g)    Assignment and Successors.    This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any party hereto without prior written consent of the other party hereto except that Merrill, without obtaining the consent of any Officer/Shareholder, will be entitled to assign this Agreement or all or any of its rights or obligations hereunder to any one or more Affiliates of Merrill or to any entity that succeeds to the business of Merrill substantially as an entirety. Any assignment in violation of the foregoing will be void and of no effect.

          (h)    No Third Party Rights.    Nothing in this Agreement, express or implied, is intended to or will confer upon any person or entity (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          (i)    Cooperation.    Each Officer/Shareholder agrees to cooperate fully with Merrill and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Merrill to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. The Officer/Shareholder hereby agrees that Merrill may publish and disclose such Officer/Shareholder's identity and ownership of

  Shares and the nature of such Officer/Shareholder's commitments, arrangements and understandings under this Agreement as may be required by applicable law or in any filing made by Merrill with the SEC or any other regulatory entity.

          (j)    Severability.    If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

          (k)    Relationship of Parties.    The terms of this Agreement are not intended to create a separate entity for United States federal or state income tax purposes or under the laws of any other jurisdiction. Nothing in this Agreement should be read to create any partnership, joint venture or separate entity among the parties or to create any trust or other fiduciary relationship between them. Without limitation on the foregoing, Merrill will not be deemed to owe any duties of any kind to any Officer/Shareholder under or on account of this Agreement or the transactions contemplated hereby other than the contractual obligations of Merrill expressly set forth herein.

          (l)    Notices.    All notices, consents, requests, claims, demands and other communications under this Agreement must be in writing and will be deemed given if (i) delivered to the appropriate address by hand or overnight courier (providing proof of delivery) or (ii) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (i), in each case to the parties at the following address, facsimile or e-mail address (or at such other address, facsimile or e-mail address for a party as it specifies by like notice): (A) if to the Officer/Shareholder, to the Officer/Shareholder's address, e-mail address or facsimile shown below the Officer/Shareholder's on the signature pages hereof; and (B) if to Merrill, as follows:

    Merrill Corporation
    One Merrill Circle
    St. Paul, Minnesota 55108
    Attention: Steven J. Machov, General Counsel
    Fax: (651) 632-4141
    E-mail address: steve.machov@merrillcorp.com

          (m)    Counterparts.    This Agreement may be executed in several counterparts, each of which will be deemed an original and all of which will constitute one and the same instrument, and will become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

          (n)    Headings.    The headings contained in this Agreement are for the convenience of reference only, will not be deemed to be a part of this Agreement and will not be referred to in connection with the construction or interpretation of this Agreement.

          (o)    Additional Officer/Shareholders.    Each Officer who delivers a counterpart signature page to this Agreement to Merrill agrees that it is a party to and bound by the terms of this Agreement and will be deemed a "Officer/Shareholder" hereunder.

[Signatures on the Following Pages]

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

MERRILL CORPORATION
By:	/s/ JOHN W. CASTRO
Name:	John W. Castro
Title:	Chairman of the Board and Chief Executive Officer
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ RICK R. ATTERBURY
Name:	Rick R. Atterbury
Title:	President and Chief Operating Officer
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ B. MICHAEL JAMES
Name:	B. Michael James
Title:	President, Transaction and Compliance Services
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ ROBERT H. NAZARIAN
Name:	Robert H. Nazarian
Title:	Executive Vice President and Chief Financial Officer
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ DALE S. KOPEL
Name:	Dale S. Kopel
Title:	Treasurer
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ CRAIG P. LEVINSOHN
Name:	Craig P. Levinsohn
Title:	Executive Vice President Marketing
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ STEVEN J. MACHOV
Name:	Steven J. Machov
Title:	Executive Vice President, General Counsel and Secretary
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ JOHN R. STOLLE
Name:	John R. Stolle
Title:	Executive Vice President and Chief Technology Officer
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ BRENDA J. VALE
Name:	Brenda J. Vale
Title:	Executive Vice President, Human Resources
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ PERRY SOLOMON
Name:	Perry Solomon
Title:	President, Legal Solutions
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ KATHLEEN A. LARKIN
Name:	Kathleen A. Larkin
Title:	Vice President, Operations, Legal Solutions
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ ALLEN J. MCNEE
Name:	Allen J. McNee
Title:	President, Legal Solutions Sales
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ MARK A. ROSSI
Name:	Mark A. Rossi
Title:	President, Financial Services and Brand Management
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

OFFICER/SHAREHOLDER:
MERRILL CORPORATION
By:	/s/ RAYMOND J. GOODWIN
Name:	Raymond J. Goodwin
Title:	President, Integrated Operations
Address:

Telephone: ( ) -
Facsimile: ( ) -
E-Mail Address:

Shares Owned Beneficially and of Record:

Ownership Comments:

[Counterpart Signature Page to Stock Transfer Restriction Agreement]

Exhibit A

Amended and Restated Investors' Agreement

Exhibit B

180-Day Lock-Up Agreement

QuickLinks

  Exhibit 10.32
STOCK TRANSFER RESTRICTION AGREEMENT
  Exhibit A
Amended and Restated Investors' Agreement
  Exhibit B
180-Day Lock-Up Agreement